Subsequent Event	12 Months Ended
Jul. 01, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Subsequent Event
On July 21, 2016, the Company paid in full $3.0 billion aggregate principal amount outstanding of the Additional Bridge Facility, together with accrued interest. For additional information on debt, see Note 3 to the consolidated financial statements.
On August 17, 2016 the Company issued a new $3.0 billion U.S. dollar-denominated Term Loan B-1 at an interest rate of LIBOR plus 3.75% or a base rate plus 2.75%. Principal payments of 0.25% are due quarterly beginning September 30, 2016 with the balance due on April 29, 2023. In connection with this transaction, the Company settled the previous U.S. Term Loan B tranche with the proceeds of this new loan and a voluntary cash prepayment of $750 million.